SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ------------------------------------------

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event recorded): December 1, 1999


                        InMedica Development Corporation
                        --------------------------------
               (Exact name of registrant as specified in charter)


          Utah                            0-12968              87-0397815
          -------------------------------------------------------------------
    (State or other juris-           (Commission File No.)    (IRS Employer
       diction of incorporation)                            Identification No.)


                   825 N. 300 West, Salt Lake City, Utah 84103
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (801)521-9300
                                                         --------

5.       Other Events.
        --------------
         Effective December 1, 1999 InMedica Development Corporation (the "Company") appointed Ralph Hensen to replace Larry E. Clark as President and Chief Executive Officer of the Company. Mr. Clark will remain as Chairman of the Board. Mr. Henson was previously employed as Director of Sales and acting Director of Clinical Programs of In-line Diagnostics of Farmington, Utah. Prior to his employment with In-Line, Mr. Henson was employed with Mallinckrodt Medical in sales and marketing, including service as Export Sales and Marketing Manger for Mallinckrodt Sensor Systems of Hannef, Germany and national sales manager with HemoCue, Inc. of Mission Viejo, California. In connection with the appointment of Mr. Henson, the Company entered an employment contract with Mr. Henson, agreeing to pay him $5,833.33 per month for a period of six months. If the Company is successful in raising $150,000 in capital, then the employment agreement automatically extends for an additional six months. In addition, the Company has agreed to issue to Mr. Henson 75,000 shares of restricted common stock, effective December 1, 1999. The Company understands that Larry E. Clark will transfer an additional 25,000 shares of his personal stock to Mr. Henson in a private transaction. Further, the Company has agreed to pay Mr. Henson a bonus of 1.5% of the net acquisition price of the Company in any acquisition or 2.5% of the net amount of any capital raised during the next six months. Mr. Henson may elect to accept bonus compensation by receiving up to 100,000 additional shares of restricted common stock of the Company.

         Concurrently with the foregoing, the Company received the resignation of John Merendino as a Director of the Company due to personal circumstances and the Board of Directors appointed Mr. Henson to serve on the Board of Directors.

7(c)     Financial Statements and Exhibits.
         ----------------------------------
         (c)  Exhibits.

                  The Exhibits required to be filed as part of this current report on Form 8-K are listed in the attached Index to Exhibits.

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INMEDICA DEVELOPMENT CORPORATION

Dated:  December 1 ,1999                 /s/Richard Bruggman
        ----------------                 ----------------------------
                                         Richard Bruggeman, Treasurer

                                INDEX TO EXHIBITS


Exhibit                    Description
-------                    -----------

  1                          Employment Agreement, effective
                             as of December 1, 1999 between
                             the Registrant and Ralph Henson

  2                          Investment Letter of Ralph Henson